Exhibit 99.1

The Real Good Food Company Announces Intent to Voluntarily Delist from Nasdaq and Deregister with the SEC

Cherry Hill, NJ, January 30, 2025 – The Real Good Food Company, Inc. (Nasdaq: RGF) (“Real Good Foods” or the “Company ”), a leading health and wellness frozen and refrigerated foods company, is announcing its intention to voluntarily delist its common stock from the Nasdaq Stock Market, LLC (“Nasdaq”) and subsequently deregister with the Securities and Exchange Commission (“SEC”), following the decision of the Company’s Board of Directors on January 27, 2025.

The decision to voluntarily delist and deregister from the SEC was made after careful consideration by the Board of Directors of various factors, including Nasdaq’s announcement that it had suspended trading in the Company’s stock and would eventually delist the Company, along with the significant financial and administrative requirements that come with being a public company.

The Company intends to voluntarily file with the SEC a Form 25 to delist its stock on or about February 10, 2025, and, once the delisting becomes effective ten days later, the Company will file a Form 15 to deregister with the SEC. Upon the filing of the Form 15, the Company’s obligation to file periodic reports with the SEC, including Forms 10-K, 10-Q, and 8-K, will immediately cease.

About Real Good Food Company

Real Good Foods (Nasdaq: RGF) is a leading health and wellness frozen and refrigerated foods company, providing a better way to enjoy your favorite foods. The Company’s mission is to provide “Real Food You Feel Good About Eating”, making delicious, nutritious foods that are low in sugar, low in carbohydrates and high in protein. The Real Good Foods family of products includes breakfast, lunch, dinner, and snacks – available in over 16,000 stores nationwide with additional direct-to-consumer options.

To learn more, please visit our website at realgoodfoods.com or join us on social media @realgoodfoods – where we maintain some of the largest followings in the frozen food industry today.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding Company’s plan to regain compliance with Nasdaq Listing Rule 5550(a)(2). The Company has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent management’s current expectations and predictions and are based on information available as of the time such statements are made. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause its actual results or events, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause its actual results to materially differ from those expressed or implied by these forward-looking statements, including the risk factors described in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022 and other documents filed with or furnished to the SEC by the Company from time to time. These forward-looking statements speak only as of the date of this press release. Except as required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this press release.

Investor Relations Contact

The Real Good Food Company

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

ir@realgoodfoods.com